Alpine 4 Holdings, Inc. Prices $10 Million Registered Direct Offering

PHOENIX, AZ / ACCESSWIRE / July 11, 2022 / Alpine 4 Holdings, Inc. (Nasdaq:ALPP) (the "Company" or "Alpine 4"), a leading operator and owner of small market businesses, today announced that it has entered into definitive agreements with a single U.S. institutional investor and certain existing shareholders of the Company for the purchase and sale of 14,492,754 shares of the Company's common stock (the "Shares") and warrants to purchase up to 14,492,754 shares of the Company's common stock (the "Warrants", and together with the Shares, the "Securities") at a combined purchase price of $0.69 per one Share and accompanying Warrant, pursuant to a registered direct offering. The Warrants will have an exercise price of $0.69 per share, will be exercisable immediately, and will expire five years following the issuance date. The closing of the offering is expected to occur on or about July 13, 2022, subject to the satisfaction of customary closing conditions. The Company anticipates using the proceeds from this transaction to further its R&D development into its AX-03 class of solid-state batteries, preemptive materials purchasing to hedge against supply chain delays, and other operational expenses.

A.G.P./Alliance Global Partners is acting as sole placement agent for the offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-252539) previously filed with the U.S. Securities and Exchange Commission (the "SEC"). A prospectus supplement describing the terms of the proposed offering will be filed with the SEC and will be available on the SEC's website located at http://www.sec.gov. Electronic copies of the prospectus supplement may be obtained, when available, from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, NY 10022, or by telephone at (212) 624-2060, or by email at prospectus@allianceg.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

For further details of this transaction, please see the Form 8-K to be filed with the SEC.

About Alpine 4 Holdings: Alpine 4 Holdings, Inc. is a Nasdaq traded Holding Company (trading symbol: ALPP) that acquires business, wholly, that fit under one of several portfolios: Aerospace, Defense Services, Technology, Manufacturing or Construction Services as either a Driver, Stabilizer or Facilitator from Alpine 4's disruptive DSF business model. Alpine 4 works to vertically integrate the various subsidiaries with one another even if from different industries. Alpine 4 understands the nature of how technology and innovation can accentuate a business, focusing on how the adaptation of new technologies, even in brick-and-mortar businesses, can drive innovation. Alpine 4 also believes that its holdings should benefit synergistically from each other, have the ability to collaborate across varying industries, spawn new ideas, and create fertile ground for competitive advantages.

Contact:

Investor Relations
investorrelations@alpine4.com
www.alpine4.com

Forward-Looking Statements: Certain statements and information in this press release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.

SOURCE: Alpine 4 Holdings, Inc.